UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE
SECURITIES EXCHANGE ACT OF 1934,AS AMENDED

Check the appropriate box:

[X]	Preliminary Information Statement
[ ]	Definitive Information Statement
[ ]	Confidential, For Use of the Commission Only (As Permitted by Rule 14c-5(d)(2))
THERABIOGEN, INC.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[ ]	No fee required.

[x]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

Title of each class of securities to which transaction applies	Aggregate number of shares	Unit price	Proposed maximum offering price	Total fee paid
Common stock	19,091,000	$ 0.50	$ 9,395,500	$ 1,879.10

The unit price per share is based on the equivalent trading price of the shares of  Kushi Resources, Inc. to be received in the transaction.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

THERABIOGEN, INC.
1365 N. Courtenay Parkway
Suite A
Merritt Island, FL 32953

INFORMATION STATEMENT

This Information Statement is being furnished to all holders of shares of common stock, par value $0.001 per share, of record at the close of business on November 15, 2009 of TheraBiogen, Inc., a Nevada corporation (the “Company”), in lieu of a  Special Meeting of the shareholders of the Company. This Information Statement is first being provided to our shareholders on or about December 15, 2009.

The corporate actions consist of the following:

1.           To approve the merger of the Company with and into Kushi Resources, Inc. pursuant to the Merger Agreement approved by the Board of Directors of the Company on November 15, 2009.

ONLY THE SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON NOVEMBER 15, 2009 (THE “RECORD DATE”) ARE ENTITLED TO NOTICE OF THESE ACTIONS. SHAREHOLDERS WHO COLLECTIVELY HOLD IN EXCESS OF FIFTY PERCENT (50%) OF THE COMPANY’S SHARES OF VOTING CAPITAL STOCK ENTITLED TO VOTE ON THESE MATTERS HAVE DELIVERED WRITTEN CONSENTS TO APPROVE THEM.  THESE APPROVALS ARE EFFECTIVE UPON THE MAILING OF THIS INFORMATION STATEMENT.

BY ORDER OF THE BOARD OF DIRECTORS

	By:	/s/ Kelly T. Hickel
December 4, 2009		Kelly T. Hickel
Chief Executive Officer

i

THERABIOGEN, INC.

1365 N. Courtenay Parkway
Suite A
Merritt Island, FL 32953

__________________

INFORMATION STATEMENT

___________________

This Information Statement contains information related to certain corporate actions of TheraBiogen, Inc., a Nevada corporation, and is expected to be mailed on or about December 15, 2009 to all holders of the voting capital stock of the Company, which includes all holders of common stock, par value $0.001 per share of record at the close of business on November 15, 2009.

ABOUT THE INFORMATION STATEMENT

What Is the Purpose of the Information Statement?

This Information Statement is being provided pursuant to Section 14 of the Securities Exchange Act of 1934, as amended, to notify our shareholders, as of the close of business on November 15, 2009 (the “Record Date”), of shareholder action in lieu of a Special Meeting of Shareholders, taken pursuant to the written consent of certain shareholders, referred to as the consenting shareholders. Specifically, the consenting shareholders have approved the following proposal: to merge the Company with and into Kushi Resources, Inc.  The consenting shareholders hold shares of Common Stock and are entitled to cast a number of votes equal to 90.8 % of the total voting capital stock on all matters submitted to the shareholders for approval, including the matters set forth in this Information Statement.

Who Is Entitled to Notice?

All holders of shares of Common Stock of record on the close of business on the record date are entitled to notice of each matter approved by the majority shareholders. Under Nevada corporate law, all the activities requiring shareholder approval may be taken by obtaining the written consent and approval of more than fifty percent (50%) of the holders of voting stock in lieu of a meeting of the shareholders. Because the majority shareholders are entitled to cast a number of shares equal to 90.8% of the total voting stock of the Company, no action by any other shareholders in connection with the proposals is required.

What Matters Did the Consenting Shareholders Approve?

The consenting shareholders, who hold 90.8 % of the total voting capital stock of the Company, hold a majority of the total voting capital stock required to vote on each matter. They have consented to the following matters:

For the approval of the Plan of Merger with and into Kushi Resources, Inc. in accordance with the Agreement and Plan of Merger dated November 15, 2009.

What Actions Did the Board Of Directors Take?

The Board of Directors has approved the Plan of Merger with and into Kushi Resources, Inc. in accordance with the Agreement and Plan of Merger dated November 15, 2009.

What Vote Is Required to Approve Each Proposal?

The Plan of Merger required the approval of a majority of the outstanding shares of our common stock entitled to vote, voting as a single class.

Are There Dissenters’ Rights ?

There are dissenter’s rights available to any shareholder with respect to the matters consented to by a majority of the shareholders.  Nevada corporate law provides that any shareholder of the Company who disagrees with the proposed merger may exercise dissenters’ rights and have his shares in the Company appraised and purchased by the Company.  As required by Nevada corporate law (NRS 92A.300 to 92A.500), a copy of the legal requirements for exercising dissenters' rights is included with this Information Statement.  In summary, any shareholder wishing to dissent from the merger of the Company into Kushi Resources, Inc. and obtain payment for the fair value of his shares in the Company must:

1.           Not consent to or otherwise approve the merger;
2.           Demand payment for his shares in the manner indicated in the Dissenter's Notice delivered with this Information Statement;
3.           Certify that the dissenting shareholder acquired his shares in the Company prior to the Record Date;
4.           Send the written demand for payment not less than 3o and not more than 60 days from the date of the Dissenter's Notice; and
5.           Send his certificates for shares in the Company to the address specified in the Dissenter's Notice.

Within 30 days after the date of receipt  of a proper  demand for payment from a dissenting shareholder, the Company will pay a dissenting shareholder who fully complies with the dissenter rights' provisions of Nevada law, as set forth in the copy of the applicable law provided with this Information Statement and the Dissenter's Notice, the amount the Company determines to be the fair value of his shares, without taking into account the effect of the proposed merger or any appreciation in value of the shares in anticipation of the proposed merger.

FORWARD-LOOKING STATEMENTS

Statements in this information statement that are not historical facts constitute forward-looking statements. These statements relate to future events or our future financial performance and involve known and unknown risks, uncertainties and other factors that may cause our or our industry's actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as ‘‘may,’’ ‘‘will,’’ ‘‘should,’’ ‘‘expects,’’ ‘‘plans,’’ ‘‘anticipates,’’ ‘‘believes,’’ ‘‘estimates,’’ ‘‘predicts,’’ ‘‘potential’’ or ‘‘continue’’ or the negative of these terms or other comparable terminology. These statements are only predictions. Actual events or results may differ materially. Moreover, neither we nor any other person assumes responsibility for the accuracy or completeness of these statements. We are under no duty to update any of the forward-looking statements after the date of this information statement to conform these statements to actual results.
INFORMATION ON THE CONSENTING SHAREHOLDERS

A vote by the holders of at least a majority of our total voting capital stock is required to approve the merger transaction described in this Information Statement. Each share of Common Stock is entitled to one (1) vote.

As of the Record Date, we had 19,091,000 shares of Common Stock issued and outstanding.  A majority of the 19,091,000 total votes represented by the outstanding shares of voting stock of the Company is required to pass the shareholder resolution to approve the merger transaction.

Five shareholders who hold shares of Common Stock have consented to the proposals, and the number of shares of Common Stock within his voting control as of the Record Date is listed below.

SHAREHOLDER	SHARES HELD	PERCENT OF VOTE*
Nasal Therapeutics, Inc.	15,100,000	79.1
Richard Pyo	500,000	2.6
FSR, Inc.	200,000	1.0
CF Consulting, LLC	750,000	3.9
Dana L. Hipple	800,000	4.2
TOTAL	17,350,000	90.9
 * Based on 19,091,000 shares outstanding

We have determined the number of shares beneficially owned by each stockholder under rules promulgated by the SEC. The information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting or investment power and any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after November 15, 2009 through the exercise of any stock option, warrant or other right. The inclusion of those shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table is based on 19,091,000 shares of Common Stock issued and outstanding on November 15, 2009 and sets forth, based upon our knowledge of securities issued by us, certain information regarding the ownership of our common stock, by (i) each person or entity who, to our knowledge, owns more than 5% of our voting power; (ii) each executive officer; (iii) each director; and (iv) all of our executive officers and directors as a group. Unless otherwise indicated in the footnotes to the following table, each of the stockholders named in the table has sole voting and investment power with respect to such shares of common stock. The address of each of the stockholders listed below except as noted is c/o TheraBiogen, Inc., 1365 N. Courtenay Parkway, Suite A, Merritt Island, Fl 32953.

Name of Beneficial Owner	Number of Equivalent Shares Beneficially Owned	Voting Power (%)
Executive Officers and Directors:
Kelly T. Hickel	--	*
Boris Rubizhevsky	--	*
Steven Hensley	--	*
Philip Foreman	--	*
Richard Pyo	500,000	2.6
All executive officers and directors	500,000	2.6

Nasal Therapeutics, Inc.	15,300,000	79.1
Dana L. Hipple (1)	1,550,000	8.1

*           Represents less than 1 percent

(1)           Dana Hipple owns   800,000 directly and 750,000 shares indirectly through CF Consulting, LLC, which owns 750,000 shares.  She is the  sole member of CF Consulting, LLC.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth information concerning the compensation of the Company Chairman of the Board, Chief Executive Officer and its other most highly compensated executive officers for the fiscal years ended
December 31, 2008, 2007 and 2006.

                                                                                 ANNUAL COMPENSATION                                     LONG TERM COMPENSATION
                                                                          ----------------------------------------                                   ----------------------------------------------
                                                                                                                                                                              AWARDS                                   PAYOUTS
                                                                                                                                                                          ---------------------                                      ---------------
                                                                                                                                                            RESTRICTED     SECURITIES
                                                                                                                         OTHER ANNUAL                STOCK           UNDERLYING                LTIP       ALL  OTHER
NAME AND P          FISCAL    SALARY     BONUS            COMPENSATION              AWARD(S)      OPTIONS/SARS        PAYOUTS    COMP.
            POSITION                        YEAR         ($)                  ($)                              ($)                                                      ($)                                  (#)                                    ($)                 ($)
----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

Kelly T. Hickel*                            2008       $ -0-             None                            None                                None                     None                          None         None
Chairman/CEO                              2007       $ -0-             None                            None                                                 None                             None                             None         None
 President/CFO                             2006       $ -0-             None                            None                                                 None                             None                             None         None

*  Mr. Hickel serves as Chairman and CEO of the Company pursuant to a consulting agreement with FSR, Inc., by which he is employed.  FSR, Inc. receives $5,000 per month for providing the consulting services under the consulting agreement. Mr. Hickel is not an officer, director or shareholder of FSR, Inc., and receives no compensation directly from the Company for serving as Chairman and CEO.

The Company has no other agreement or understanding, express or implied, with any director or executive officer concerning employment or cash or other compensation for services.  Any new compensation arrangements with any officer or director of the Company will be adopted and approved by the Board of Directors..

COMPENSATION PURSUANT TO PLANS

For the years ended December 31, 2008 and 2007 and through the date of  this Information Statement, no director or executive officer has received compensation from the Company pursuant to any compensatory or benefit plan. There is no plan or understanding, express or implied, to pay any compensation to any director or executive officer pursuant to any compensatory or benefit plan of the Company.

The Company currently has no other compensatory or benefit plans, such as retirement or pension plans, in effect.

ANNUAL REPORT.

The Company’s most recent annual report on Form 10-K filed with the SEC for the year ended December 31, 2008,and all quarterly reports subsequent to the end of the fiscal year, are available on request to the Company, without charge, as follows:

TheraBiogen, Inc.
1365 N. Courtenay Parkway, Suite A
Merritt Island, FL 32953
Telephone 321.452.9091
LEGAL PROCEEDINGS

There are no legal proceedings pending against the Company.

ACTIONS TO BE TAKEN

This Information Statement is issued to notify our shareholders of the actions of a majority of our shareholders, represented by five shareholders, taken in lieu of a Special Meeting of Shareholders of the Company. We are not asking you for a proxy, and we ask that you do not sent us a proxy

PROPOSAL  – MERGER OF THE COMPANY WITH AND INTO KUSHI RESOURCES, INC.

The Board of Directors of the Company and shareholders representing 90.9 percent of the outstanding shares entitled to vote, have approved the merger of the Company with and into Kushi Resources, Inc.

NO PROXIES ARE BEING REQUESTED FROM SHAREHOLDERS AND WE REQUEST THAT YOU NOT SEND PROXIES TO US.

TERMS OF THE MERGER.

Under the terms of the Agreement and Plan of Merger, each share of common stock of the Company issued and outstanding at the time of the merger will be converted into one share of the common stock of Kushi Resources, Inc. In  the merger, Kushi Resources, Inc. will change its corporate name to TheraBiogen, Inc. (hereafter "New TheraBiogen, Inc.") and prior to the merger will complete a 2.6 for 1 forward split of its common stock.  The shareholders of Kushi Resources, Inc. have unanimously approved the merger and related transactions by written consent.

Kushi Resources, Inc. was incorporated on October 3, 2005 under the laws of the State of Nevada.  It is a fully reporting company under Section 12(g) of the Securities and Exchange Act of 1934, and its common stock has been listed for trading on the NASDAQ OTC Bulletin Board under the symbol KUSH.  Kushi has been an exploration stage company engaged in the acquisition and exploration of mineral properties, and currently own a 100% undivided interest in a mineral property that call the “Bee Peak Claim.” The Bee Peak Claim consists of approximately 410.65 hectares and is located in the Atlin mining district of northwest British Columbia, Canada.  Kushi has not generated any revenues from its mineral exploration activities to date. There is no assurance that a commercially viable mineral deposit exists on the Bee Peak Claim. Further exploration will be required before an evaluation as to the economic feasibility of the Bee Peak Claim can be determined. The Bee Peak Claim is without known reserves and management is intending to proceed with a three-phase mineral exploration program as recommended by our consulting geological technician, as described below.

On June 18, 2009, Kelly T. Hickel, who is Chairman and CEO of the Company, was appointed to the  board of directors of Kushi Resources, Inc. and now serves as Chairman and CO of Kushi Resources, Inc.  During August, 2009, a controlling interest in Kushi Resources, Inc. was acquired as reported on the Form 14f filed with the SEC on August 31, 2009. As part of that change in control, the former Chairman and sole officer of Kushi Resources, Inc., Greg Corcoran, resigned as an officer and director, leaving Mr. Hickel as the sole remaining director.  Mr. Hickel also  has been appointed as the President, Secretary and Treasurer and sole officer. of Kusahi Resources, Inc.  On November 13, 2009, Dwight Brunoehler, Barry Saxe and Boris Rubizhevsky were appointed as directors of Kushi Resources, Inc., and the Agreement and Plan of Merger was approved by them, as independent majority of the board of Directors of Kushi Resources, Inc. on November 13, 2009.  Mr. Hickel abstained from that vote, due to his position as Chairman and CEO of the Company.

Under the terms of the Merger Agreement, a copy of which is included with this Information Statement, each share of TheraBiogen, Inc. common stock issued and outstanding at the time of the merger will be converted into one share of Kushi Resources, Inc., which will change its name to New TheraBiogen, Inc. prior to the merger.  A total of 19,091,000 shares of Kushi Resources, Inc. will be issued to the current shareholders of TheraBiogen, Inc. in the merger.  Each share of common stock of Kushi Resources, Inc issued and outstanding at the time of the merger will remain issued and outstanding after the merger.  There are currently 5,230,000 shares of Kushi Resources, Inc.'s common stock issued and outstanding which will be forward split on the basis of 2.6 shares of the common stock for each outstanding share of common stock prior to the merger.  As a result of the merger, the capital stock of the merged entity (New TheraBiogen, Inc.) will be:

Shareholder	Shares	Percent
Common shares held by former TheraBiogen, Inc. shareholders	19,091,000	58.4
Common shares held by Kushi Resources, Inc. shareholders	13,598,000	41.6
Total post-merger shares	32,689,000	100.0

As a result of the merger and the corporate name change of Kushi Resources, Inc. to TheraBiogen, Inc., the common shares of New TheraBiogen, Inc. will be listed for trading on the OTC Bulletin Board, although a new trading symbol will be applied for due to the corporate name change.

Also as a result of the merger, the Board of Directors of Kushi Resources, Inc. (New TheraBiogen, Inc.) will be made up of the current directors of Kushi Resources, Inc., as follows:

Kelly T. Hickel, Chairman
Dwight Brunoehler
Boris Rubizhevsky
Barry Saxe

KELLY T. HICKEL was appointed as Chairman of Paradise Music & Entertainment, Inc. (PDSE.pk) in February 2001 until he resigned in June 2006. Previously, Mr. Hickel was the turn-around President of Miniscribe Corp., a troubled Fortune 500 disk drive manufacturer, from 1989 to 1990. Mr. Hickel helped conduct a 363B sale to Maxtor from bankruptcy and supported the estate as it returned $900 million to its stakeholders including 41% of the value to the public shareholders. He was the President of the Maxwell Technology Information Systems Group from 1993 until 1997, during which, Maxwell was the 9th best performing stock on NASDAQ and the #1 performing stock in California in 1996. Mr. Hickel was, recently, Chairman and Chief Restructuring Office of The Tyree Company in Farmingdale, New York. He is Managing Director of The Turnaround Group, LLC and Strategic Growth Associates, a Denver-based advisory firm, CEO of Environmental Testing Laboratories, Inc. and Chairman of the Advisory Committee for Leaddog Capital Partners, Inc. Mr. Hickel has arranged a number of private and public company financings and financial restructuring over the years. Mr. Hickel is a graduate of Indiana University, with a Bachelors of Science, and has attended coursework at Columbia University. He has been a director of the Company and Chief Executive Officer since June, 2008.

BARRY SAXE is a businessman with a 40 year career as an owner and operator of several companies in the electrical, environmental and constructions fields. Mr. Saxe attended Brooklyn College of the University of New York City and University of California at Berkeley.

BORIS RUBISHEVSKY has over thirty years of business experience ranging from corporate management and mergers and acquisitions, to business development, sales and marketing. He has held several Board of Director positions. Most recently, Mr. Rubizhevsky founded NexGen Security Corporation, a consulting firm specializing in homeland security, biological and environmental products and technologies. He actively works with firms in Germany and the former Soviet Union on the development of new technologies for homeland security and life science applications. Prior to this, in 1992 Mr. Rubizhevsky co-founded Isonics Corporation (NASDAQ: ISON), a diversified international company with offices in the United States, Germany and Russia and businesses in life science, semi-conductor wafer services and homeland security products. Mr. Rubizhevsky was with Isonics for fifteen years, playing a key role in its growth and development. He originally started the company to pursue life science opportunities based on products developed by the Russian nuclear industry. He identified expansion opportunities, leveraging Isonics’ technology and expertise into homeland security and biotech applications as well as 22 identifying capital funding sources, including the company’s initial public offering and follow-on secondary equity and debt offerings. Before founding Isonics, Mr. Rubizhevsky spent more than ten years with General Electric Company in a number of international sales and marketing managerial positions. These positions were based both in the US and abroad. Mr. Rubizhevsky holds a B.S. degree in engineering from the Stevens Institute of Technology. He is fluent in the Russian language and culture. He has served as a director of the Company since June, 2008.

DWIGHT BRUNOEHLER has been working in the cord blood stem cell area since 1995 when he established one of the oldest, largest cord blood banks in the world. Cord blood stem cells have been used in more than 11,000 transplants worldwide, to date, mostly for children with life threatening diseases. Mr. Brunoehler was responsible for setting up the first and only nationwide system whereby expectant mothers can sign up to donate their babies’ cord blood stem cells from anywhere in the Continental United States, year round. He worked with representatives from Illinois and Wisconsin to draft the first legislation in the country to bring awareness and education to all potential donors in those states. Through his committee work with numerous related organizations, Mr. Brunoehler has been able to establish many unique research and development opportunities including technology licensing in Europe and Asia. He has been a sought after speaker around the world as he continues to display his passion for the field.

Regulatory approvals

No regulatory approvals or other requirements are necessary in order to complete the merger transaction.

Reports, opinions and appraisals

No reports, opinions or appraisals have been requested or obtained in connection with the proposed merger.

PRO FORMA FINANCIAL INFORMATION

The financial statements of the resulting merged entity, on a pro forma basis, are presented below, for the fiscal year ended February 28, 2009.  The financial statements of the Company have been restated to a fiscal year ended February 28 to conform to the fiscal year of Kushi Resources, Inc., which will be the surviving entity in the merger.

PRO FORMA CONSOLIDATED BALANCE SHEET
FEBRUARY 28, 2009
(Unaudited)

	KUSHI RESOURCES	THERABIOGEN	CONSOLIDATED
ASSETS
Current assets
Cash	$70	$871	$941
Other current assets

License, net of amortization	0	2,313,9980	2,313,980
Total current assets	70	2,313,9980	2,313,980
TOTAL ASSETS	$70	$2,313,9980	$2,313,980

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
Accounts payable and other	73,454	20,275	93,729
Other current liabilities
Accrued interest	0	8,135	8,135
Notes payable	0	249,500	249,500
Total current liabilities	73,454	277,910	351,364
Long-term liabilities	0	0	0
TOTAL LIABILITIES	73,454	277,910	351,364
Shareholders' equity (deficit)
Common stock	$5,230	$1,880	$32,389
Additional paid-in capital	51,270	2,225,315	2,251,306
Accumulated deficit	(129,884)	(190,254)	(320,138)
SHAREHOLDER'S EQUITY (DEFICIT)	(73,384)	2,036,941	1,963,557
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	70	2,314,851	2,314,921

The combined equity of the merged entity has been determined after giving retroactive effect to the 2.6 for 1 forward split of Kushi Resources, Inc., converting 5,230,000 common shares into 13,598,000 common shares, and giving retroactive effect to the conversion of 18,791,000 shares of $0.0001 par value TheraBiogen common stock into 18,791,000 shares of $0.001 par value Kushi Resources, Inc. common stock, as follows:

Kushi Resources	TheraBiogen

	Pre-split	Post-split	Pre-merger	Post-merger	Consolidated
Common Stock	5,230	13,598	1,880	18,791	32,389
Additional paid-in capital	51,270	42,902	2,225,315	2,208,404	2,251,306
Accumulated deficit	(129,884)	(129,884)	(190,254)	(190,254)	(320,138)
Shareholders' deficit	(73,384)	(73,384)	2,036,941	2,036,941	2,314,921

CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED FEBRUARY 28, 2009
(Unaudited)

	Kushi Resources	TheraBiogen	Consolidated
Income	$0	$0	$0
Expenses:
Amortization	0	39,220	39,220
Bank fees	337	210	547
Consulting	8,400	79,040	87,440
Exploration expenses	11,648	0	11,648
Interest	0	9,535	9,535
Miscellaneous	4,145	525	4,670
Postage and delivery	0	44	44
Professional fees	30,805	10,875	41,680
Rent	0	3,250	3,250
Total expenses	$55,335	$142,699	$198,034
Net income (loss)	$(55,335)	$(142,699)	$(198,034)
Net income (loss) per share	$(0.01)	$(0.01)	$(0.01

The financial statements of the resulting merged entity, on a pro forma basis, are presented below, for the nine months ended November 30, 2009.  The financial statements of the Company have been restated to a fiscal year ended February 28 to conform to the fiscal year of Kushi Resources, Inc., which will be the surviving entity in the merger.

PRO FORMA CONSOLIDATED BALANCE SHEET
Nine Months Ended November 30, 2009
(Unaudited)

	KUSHI RESOURCES	THERABIOGEN	CONSOLIDATED
ASSETS
Current assets
Cash	$1	$14,672	$14,673
Other current assets

License, net of amortization	0	2,304,877	2,304,877
Total current assets	1	2,346,696	2,346,697
TOTAL ASSETS	$1	$2,346,696	$2,346,697

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
Accounts payable and other	47,378	11,710	59,088
Other current liabilities
Accrued interest	0	38,236	38,236
Notes payable	0	267,500	267,500
Payroll taxes payable	0	430	430
Total current liabilities	47,378	317,876	365,254
Long-term liabilities	0	310,000	310,000
TOTAL LIABILITIES	47,378	627,910	675,254
Shareholders' equity (deficit)
Common stock	$5,230	$1,910	$32,689
Additional paid-in capital	51,270	2,375,785	2,401,506
Accumulated deficit	(103,877)	(658,875)	(762,752)
SHAREHOLDER'S EQUITY (DEFICIT)	(47,377)	1,718,820	1,671,443
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	70	2,346,696	2,346,697

The combined equity of the merged entity has been determined after giving retroactive effect to the 2.6 for 1 forward split of Kushi Resources, Inc., converting 5,230,000 common shares into 13,598,000 common shares, and giving retroactive effect to the conversion of 19,091,000 shares of $0.0001 par value TheraBiogen common stock into 19,091,000 shares of $0.001 par value Kushi Resources, Inc. common stock, as follows:
Kushi Resources	TheraBiogen

	Pre-split	Post-split	Pre-merger	Post-merger	Consolidated
Common Stock	5,230	13,598	1,910	19,091	32,689
Additional paid-in capital	51,270	42,902	2,375,785	2,358,604	2,401,506
Accumulated deficit	(103,877)	(103,877)	(658,875)	(658,875)	(762,752)
Shareholders' deficit	(47,377)	(47,377)	1,718,820	1,718,820	1,671,443

CONSOLIDATED STATEMENT OF OPERATIONS
FOR THE NINE MONTHS ENDED NOVEMBER 30, 2009
(Unaudited)

	Kushi Resources	TheraBiogen	Consolidated
Income	$0	$0	$0
Expenses:
Amortization	0	39,220	39,220
Bank fees	337	210	547
Consulting	8,400	79,040	87,440
Exploration expenses	11,648	0	11,648
Interest	0	9,535	9,535
Miscellaneous	4,145	525	4,670
Postage and delivery	0	44	44
Professional fees	30,805	10,875	41,680
Rent	0	3,250	3,250
Total expenses	$55,335	$142,699	$198,034
Net income (loss)	$(55,335)	$(142,699)	$(198,034)
Net income (loss) per share	$(0.01)	$(0.01)	$(0.01

REGISTRATION OF MERGER SHARES

The shares of stock issued to the shareholders of TheraBiogen, Inc. in the merger will not be registered under the Securities Act of 1933 and will be offered and issued by Kushi Resources, Inc. in a private transaction exempt from such registration under Section 4(2) of the 1933 Act.  As a result, the shares so issued will be subject to Rule 145 issued under the 1933 Act and may not be transferred or sold unless registered under the 1933 Act or sold pursuant to an applicable exemption from registration by the individual shareholder.  Under Rule 145, certain shares issued in a merger transaction such as that proposed may qualify for the exemption from registration provided under Rule 144 issued under the 1933 Act.  It will be the responsibility of each shareholder to determine if and to the extent that Rule 144 might be applicable to that shareholder and neither the Company nor Kushi Resources, Inc. makes any representation on the nature or extent of any such qualification.  Each certificate issued as a result of the merger to shareholders of TheraBiogen, Inc., will bear a legend as follows:

THE SECURITIES EVIDENCED BY THIS CERTIFICATE MAY NOT BE OFFERED OR SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER THE ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) IF AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

FINANCIAL AND OTHER INFORMATION

Financial information regarding Kushi Resources, Inc. is incorporated by reference to its Form 10-K Annual Report filed with the SEC on June 10, 2009 for the fiscal year ended February 29, 2009, and the quarterly reports for the quarters ended May 31, 2009 and August 31, 2009, filed on July 10, 2009 and October 20, 2009, respectively, all of which are incorporated by reference in this Information Statement.

Financial information regarding the Company is incorporated by reference to its Form 10-K Annual Report filed with the SEC on March 30, 2009 for the fiscal year ended December 31, 2008, and the quarterly reports for the quarters ended March 31, 2009, June 30, 2009 and September 30, 2009, filed on May 15, 2009, August 14, 2009 and November 10, 2009, respectively, all of which are incorporated by reference in this Information Statement.

Copies of the filed reports for Kushi Resources, Inc. may be obtained on-line at the SEC EDGAR filing site, www.edgarfiling.com, or from Kushi Resources, Inc. free of charge at:

Kushi Resources, Inc.
120 Wall Street, Suite 2401
New York, NY 10005

Copies of the filed reports for TheraBiogen, Inc. may be obtained on-line at the SEC EDGAR filing site, www.edgarfiling.com, or from TheraBiogen, Inc. free of charge at:

TheraBiogen, Inc.
1365 N. Courtenay Parkway, Suite A
Merritt Island, FL 32953

Following the merger, the fiscal year of the merged corporation will be the fiscal year of Kushi Resources, Inc., ending February 28, the Articles of Incorporation will be the Articles of Incorporation of Kushi Resources, Inc., amended in the merger to change the corporate name to TheraBiogen, Inc., and the By-Laws will be the By-Laws of Kushi Resources, Inc.  The merges entity will maintain its principal offices in Merritt Island, Florida and will no longer maintain any offices in New York.

Interest of Certain Persons in or Opposition to the Matters to be Acted Upon.

No person has an interest in or has expressed any opposition to the merger of the Company with and into Kushi Resources, Inc.

Delivery of Documents:

This information statement and a copy of our most recent annual report are being mailed to all shareholders of record as of November 15, 2009, and will be mailed on or about December 15, 2009.  If two or more shareholders share the same address, then only one annual report and information statement will be mailed to the common address unless we have received instructions to the contrary from one of the shareholders with the common address.

A separate copy of the annual report and information statement will be mailed on request to any shareholder at such a common address, by calling or writing the following:

TheraBiogen, Inc.
1365 N. Courtenay Parkway, Suite A
Merritt Island, FL 32953
Telephone 321-452-9091